united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1. Reports to Stockholders.

ANNUAL REPORT

THE BIONDO FUNDS

ANNUAL REPORT
DECEMBER 31, 2014

1-800-672-9152
www.thebiondogroup.com

Distributed by Northern Lights Distributors, LLC
Member FINRA

Dear Fellow Shareholders,

Happy New Year! We hope that your holiday season was fantastic and wish you the best for a healthy and profitable 2015.

2014 turned out to be solid for US Equity markets, albeit more muted than the year prior. The Funds’ benchmark S&P 500 was up 13.7%1, while the Dow Jones Industrial Average increased by 10.04%1.

The year turned out to be more challenging in other asset classes—particularly International Equities and Commodities. The MSCI EAFE Index, a broad measure of International equities fell by -4.2%1 in 2014, while the Powershares DB Commodity Index was down -28.1%1 for the year. International stocks struggled against a backdrop of relatively weak economic growth and a strong US market. Commodities were mainly hurt by a sharp decline in energy-related assets—most notably, crude oil.

Fixed Income defied most forecasts and delivered positive returns. The Federal Reserve has remained accommodative for longer than most participants have expected. Coupled with the relative strength of the US economy and geopolitical concerns across the globe, bond investors held tightly to the low yet safe comfort offered in the US bond market.

We had another solid year at Biondo Investment Advisors. For the full year, the Biondo Focus Fund was up 16.2%2 and the Biondo Growth Fund increased 6.4%2. These return figures are net of fees. The Funds benefited from strong performances from many of our healthcare holdings such as Pacira Pharmaceuticals, Illumina and Celgene. Weak performers included energy names such as Core Labs and Chart Industries.

During the year we made new purchases in several companies. We purchased shares in Chimerix Inc., a biopharmaceutical company that develops antiviral medications for many different serious medical indications. We also initiated a position in Facebook, the online social media platform that now has over 1.5 billion users worldwide. We sold positions in several companies, including Digital Globe, FMC Corp, B/E Aerospace, Discovery Communications and Vivus Inc.

To review our Funds in detail, see our Prospectus, Fact Sheet and Holdings on our website at www.thebiondogroup.com.

Oil Prices and the Market

As 2015 begins, the biggest economic story appears to be the price of oil. Having fallen more than 50% in the past six months to under $50/barrel3 for the first time in several years, investors are left to consider the implications. Certainly for companies that are engaged in the exploration and production or oilfield services, there are negative effects being felt that are likely to last for the foreseeable future.

1

For most in the US, though, cheap oil is a likely benefit—as it is estimated the average household will have an additional $1,400 from the drop in prices at the pump3. While we have had relatively low exposure to the sector, this will be an area of great interest for us in 2015, as longer-term bargains are likely to be available to investors willing to swim against the tide.

The decline in oil has caused analysts to slash earnings forecasts for energy-related companies. Currently, the expectation is for a 21% drop in earnings in 2015 for the energy sector4. Investors will certainly be looking for other sectors such as industrials, consumer discretionary, healthcare and financials to deliver the growth in profits necessary to drive stock prices higher. Ex-energy, the current consensus forecast is for an increase of 11% in 2015 earnings for the S&P 500 companies4. While it is often difficult to know how this will all play out, we are certain that opportunities will always exist—both in the energy sector and away from it.

Our Philosophy

The core of our investment philosophy is to invest in solid companies that are well run and have above-average prospects for future profit growth. As we begin 2015, we believe that we are well-positioned with many such opportunities. We expect the companies we invest in to deliver solid earnings growth in 2015 and offer another year of healthy returns.

While we anticipate higher volatility in the markets, we see significant growth potential in the global economy driven by secular themes related to emerging market consumers, higher interest rates aiding the earnings of financial companies, as well as companies in healthcare and technology innovation. We believe the equity markets provide the best way to access these global growth opportunities. In our opinion, they offer far better risk/reward characteristics than other asset classes. Our team continues to find what we believe are great businesses at good valuations and we continue to remain committed to adjusting to the changing macroeconomic landscape, performing good research and exercising common sense.

As always, we appreciate your confidence in our firm and our team will continue to work hard on your behalf.

Very Truly Yours,

Joseph P. Biondo	Joseph R. Biondo
Chief Executive Officer	Founder, Senior Portfolio Manager

Sources: 1Bloomberg, 12/31/2014; 2Gemini Fund Services, 12/31/2014; 3Austin American-Statesman, 1/10/2015, 4Dow Jones & Company, Inc., 1/9/2015.

6088-NLD-2/5/2015

2

The Biondo Growth Fund

PORTFOLIO REVIEW (Unaudited)

December 31, 2014

The Fund’s performance figures* for periods ended December 31, 2014, compared to its benchmarks:

				Since
	One Year	Three Year	Five Year	Inception**
The Biondo Growth Fund – Investor Shares	6.38%	16.68%	8.82%	3.52%
Russell 1000 Growth Total Return Index	13.05%	20.26%	15.81%	8.91%
S&P 500 Total Return Index	13.69%	20.41%	15.45%	7.65%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than 1 year are annualized. Per the fee table in the Fund’s April 30, 2014 prospectus, the Fund’s total annual operating expense before waivers is 1.75%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Investor Shares inception date is May 3, 2006.

The Russell 1000 Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

3

The Biondo Growth Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2014

The Fund’s Top Ten Sectors are as follows, as of December 31, 2014:

Sectors	% of Net Assets	Sectors	% of Net Assets
Biotechnology	17.1%	Aerospace/Defense	4.4%
Banks	11.8%	Healthcare-Products	4.2%
Pharmaceuticals	11.0%	Telecommunications	4.0%
Commercial Services	10.7%	Semiconductors	3.6%
Internet	7.4%	Other, Cash & Cash Equivalents	18.6%
Computers	7.2%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

4

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2014

The Fund’s performance figures* for periods ended December 31, 2014, compared to its benchmarks:

			Since
	One Year	Three Year	Inception**
The Biondo Focus Fund	16.24%	27.75%	10.56%
Dow Jones Industrial Average Total Return Index	10.04%	16.29%	14.04%
S&P 500 Total Return Index	13.69%	20.41%	14.99%

Comparison of the Change in Value of a $10,000 Investment ***

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Per the fee table in the Fund’s April 30, 2014 prospectus, the Fund’s total annual operating expense is 3.59%. For performance information current to the most recent month-end, please call 1-800-672-9152.

**	Inception date is March 17, 2010.

The Dow Jones Industrial Average Total Return Index represents large and well-known U.S. companies and covers all industries with the exception of Transportation and Utilities. Investors cannot invest directly in an index.

The S&P 500 Total Return Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregated market value of the 500 stocks representing all major industries. Investors cannot invest directly in an index.

***	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

5

The Biondo Focus Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
December 31, 2014

The Fund’s Top Ten Sectors are as follows, as of December 31, 2014:

Sectors	% of Net Assets	Sectors	% of Net Assets
Biotechnology	25.9%	Computers	5.1%
Banks	17.9%	Oil & Gas Services	5.0%
Pharmaceuticals	16.3%	Software	4.0%
Commercial Services	9.5%	Internet	2.9%
Healthcare-Products	5.3%	Other, Cash & Cash Equivalents	2.9%
Auto Manufacturers	5.2%		100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

6

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 96.1%
	AEROSPACE/DEFENSE - 4.4%
12,500	Boeing Co.	$1,624,750

	APPAREL - 3.5%
17,500	VF Corp.	1,310,750

	AUTO MANUFACTURERS - 3.6%
50,000	Ford Motor Co.	775,000
2,500	Tesla Motors, Inc. *	556,025
		1,331,025
	BANKS - 11.8%
100,000	Bank of America Corp.	1,789,000
125,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 *	2,600,000
		4,389,000
	BIOTECHNOLOGY - 17.1%
30,000	Celgene Corp. *	3,355,800
30,000	Gilead Sciences, Inc. *	2,827,800
1,000	Illumina, Inc. *	184,580
		6,368,180
	COMMERCIAL SERVICES - 10.7%
22,500	MasterCard, Inc. - Class A	1,938,600
20,000	United Rentals, Inc. *	2,040,200
		3,978,800
	COMPUTERS - 7.2%
24,500	Apple, Inc.	2,704,310

	HEALTHCARE - PRODUCTS - 4.2%
3,000	Intuitive Surgical, Inc. *	1,586,820

	INTERNET - 7.4%
15,000	Facebook, Inc. - Class A *	1,170,300
2,000	Google, Inc. - Class A *	1,061,320
1,000	Google, Inc. - Class C *	526,400
		2,758,020
	MACHINERY - DIVERSIFIED - 0.9%
10,000	Chart Industries, Inc. *	342,000

	MEDIA - 2.0%
5,000	Time Warner Cable, Inc.	760,300

	OIL & GAS - 0.5%
3,000	Atwood Oceanics, Inc. *	85,110
10,000	Sanchez Energy Corp. *	92,900
		178,010

See accompanying notes to financial statements.

7

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	OIL & GAS SERVICES - 3.2%
8,500	Core Laboratories NV	$1,022,890
2,000	FMC Technologies, Inc. *	93,680
1,000	Schlumberger Ltd.	85,410
		1,201,980
	PHARMACEUTICALS - 11.0%
2,000	Actavis, Inc. CVR * ^	20,030
35,000	Chimerix, Inc. *	1,409,100
30,000	Pacira Pharmaceuticals, Inc. * +	2,659,800
		4,088,930
	SEMICONDUCTORS - 3.6%
12,500	ASML Holding NV	1,347,875

	SOFTWARE - 1.0%
2,500	Ultimate Software Group, Inc. *	367,038

	TELECOMMUNICATIONS - 4.0%
50,000	ARRIS Group, Inc. *	1,509,500

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $21,348,180)	35,847,288

	SHORT-TERM INVESTMENTS - 5.4%
	MONEY MARKET FUND - 5.4%
2,010,137	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% ** (Cost - $2,010,137)	2,010,137

	TOTAL INVESTMENTS - 101.5% (Cost - $23,358,317) (a)	$37,857,425
	LIABILITIES IN EXCESS OF OTHER ASSETS - (1.5)%	(570,658)
	TOTAL NET ASSETS - 100.0%	$37,286,767

*	Non-income producing security.

^	Restricted security. The Advisor or Trustees have determined the security to be illiquid. At December 31, 2014, the security amounted to 0.1% of net assets.

+	Subject to written call option.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

CVR - Contingent Value Right

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,402,079 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$15,245,728
Unrealized Depreciation:	(790,382)
Net Unrealized Appreciation:	$14,455,346

See accompanying notes to financial statements.

8

The Biondo Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Contracts ***		Value
	CALL OPTIONS WRITTEN
90	Pacira Pharmaceuticals Inc. *
	Expiration February 2015, Exercise Price $85.00
	TOTAL CALL OPTIONS WRITTEN (Premiums received $94,433)	$76,500

*	Non-income producing security.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

9

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS
December 31, 2014

Shares		Value
	COMMON STOCK, WARRANTS & RIGHTS - 98.1%
	AUTO MANUFACTURERS - 5.2%
110,000	Ford Motor Co. ^	$1,705,000

	BANKS - 17.9%
45,000	Bank of America Corp.	805,050
120,000	Bank of America Corp. - Warrants @ $13.30, Due 1/16/19 *	844,800
170,000	JPMorgan Chase & Co. - Warrants @ $42.42, Due 10/28/18 * ^	3,536,000
30,000	Wells Fargo & Co. - Warrants @ $34.01, Due 10/28/18 *	640,800
		5,826,650
	BIOTECHNOLOGY - 25.9%
25,000	Celgene Corp. *	2,796,500
12,500	Exact Sciences Corp. *	343,000
25,000	Gilead Sciences, Inc. * ^	2,356,500
16,000	Illumina, Inc. * ^	2,953,280
		8,449,280
	COMMERCIAL SERVICES - 9.5%
18,000	MasterCard, Inc. - Class A	1,550,880
15,000	United Rentals, Inc. * ^	1,530,150
		3,081,030
	COMPUTERS - 5.1%
15,000	Apple, Inc. ^	1,655,700

	HEALTHCARE - PRODUCTS - 5.3%
3,250	Intuitive Surgical, Inc. *	1,719,055

	INTERNET - 2.9%
12,000	Facebook, Inc. - Class A *	936,240

	MACHINERY - DIVERSIFIED - 1.0%
10,000	Chart Industries, Inc. *	342,000

	OIL & GAS SERVICES - 5.0%
10,000	Core Laboratories NV	1,203,400
5,000	Schlumberger Ltd.	427,050
		1,630,450
	PHARMACEUTICALS - 16.3%
3,000	Actavis, Inc. CVR * #	30,045
43,500	Chimerix, Inc. *	1,751,310
40,000	Pacira Pharmaceuticals, Inc. * ^ +	3,546,400
		5,327,755

See accompanying notes to financial statements.

10

The Biondo Focus Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2014

Shares		Value
	SOFTWARE - 4.0%
9,000	Ultimate Software Group, Inc. *	$1,321,335

	TOTAL COMMON STOCK, WARRANTS & RIGHTS (Cost - $20,758,007)	31,994,495

	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUND - 0.9%
307,003	Dreyfus Treasury Prime Cash Management - Institutional Class, 0.00% ^ **	307,003
	(Cost - $307,003)

	TOTAL INVESTMENTS - 99.0% (Cost - $21,065,010) (a)	$32,301,498
	OTHER ASSETS IN EXCESS OF LIABILITIES - 1.0%	311,301
	TOTAL NET ASSETS - 100.0%	$32,612,799

^	All or a portion of the security is pledged as collateral for the line of credit. Total value of pledged securities at December 31, 2014 is $11,029,153.

*	Non-income producing security.

#	Restricted security. The Advisor or Trustees have determined the security to be illiquid. At December 31, 2014, the security amounted to 0.1% of net assets.

+	Subject to written call option.

**	Money market fund; interest rate reflects seven-day effective yield on December 31, 2014.

CVR - Contingent Value Right

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $21,953,693 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$12,253,760
Unrealized Depreciation:	(1,905,955)
Net Unrealized Appreciation:	$10,347,805

Contracts ***		Value
	CALL OPTIONS WRITTEN
180	Pacira Pharmaceuticals Inc. *
	Expiration February 2015, Exercise Price $85.00
	TOTAL CALL OPTIONS WRITTEN (Premiums received - $188,982)	$153,000

*	Non-income producing security.

***	Each option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

11

The Biondo Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2014

	The Biondo Growth	The Biondo Focus
	Fund	Fund
ASSETS
Investment securities:
At cost	$23,358,317	$21,065,010
At value	$37,857,425	$32,301,498
Cash	708	23,078
Receivable for Fund shares sold	744	114,474
Receivable for investments sold	—	3,114,246
Dividends and interest receivable	—	2,000
Prepaid expenses & other assets	5,125	10,882
TOTAL ASSETS	37,864,002	35,566,178

LIABILITIES
Line of Credit payable	—	2,499,999
Payable for investments purchased	363,782	—
Options written, at value (premiums received $94,433 and $188,982, respectively)	76,500	153,000
Investment advisory fees payable	48,414	87,094
Payable for Fund shares redeemed	34,322	145,743
Fees payable to other affiliates	18,280	14,081
Distribution (12b-1) fees payable	8,475	7,695
Accrued interest	—	22,917
Accrued expenses and other liabilities	27,462	22,850
TOTAL LIABILITIES	577,235	2,953,379
NET ASSETS	$37,286,767	$32,612,799

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$29,850,344	$22,752,307
Accumulated net investment loss	(4,167)	—
Accumulated net realized loss from security transactions and options transactions	(7,076,451)	(1,411,978)
Net unrealized appreciation of investments	14,517,041	11,272,470
NET ASSETS	$37,286,767	$32,612,799

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$37,286,767	$32,612,799
Shares of beneficial interest outstanding	2,831,903	2,015,604
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$13.17	$16.18

(a)	Redemptions of shares held less than 30 days may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

12

The Biondo Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2014

	The Biondo Growth	The Biondo Focus
	Fund	Fund
INVESTMENT INCOME
Dividends (net of $4,326 and $1,538 foreign taxes withheld)	$232,603	$107,105

EXPENSES
Investment advisory fees	366,418	413,919
Distribution (12b-1) fees - Investor Class	91,604	68,986
Administration fees	42,247	41,413
Fund accounting fees	25,701	24,668
Transfer agent fees	23,123	19,070
Registration fees	21,474	16,202
Audit fees	17,087	17,277
Legal fees	15,846	13,719
Trustees’ fees and expenses	13,583	11,806
Shareholder reporting expense	12,879	7,639
Compliance officer fees	12,781	6,585
Custody fees	5,255	7,281
Insurance expense	1,188	868
Interest expense	—	86,319
Other expenses	728	—
TOTAL EXPENSES	649,914	735,752

Less: Fees waived by the Advisor	(100,257)	—

NET EXPENSES	549,657	735,752
NET INVESTMENT LOSS	(317,054)	(628,647)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Investments	3,395,106	(116,319)
Options purchased	37,199	—
Options written	13,743	(94,274)
Net realized gain (loss)	3,446,048	(210,593)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,172,298)	4,099,491
Options purchased	(47,850)	—
Options written	331,378	379,696
Net change in unrealized appreciation (depreciation)	(888,770)	4,479,187

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	2,557,278	4,268,594

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,240,224	$3,639,947

See accompanying notes to financial statements.

13

The Biondo Funds
STATEMENTS OF CHANGES IN NET ASSETS

	The Biondo Growth Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment loss	$(317,054)	$(256,494)
Net realized gain from investments, options purchased and options written	3,446,048	5,254,289
Net change in unrealized appreciation (depreciation) of investments, options purchased and options written	(888,770)	6,506,723
Net increase in net assets resulting from operations	2,240,224	11,504,518

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	2,002,038	1,191,979
Payments for shares redeemed:
Investor Class	(3,345,244)	(15,213,635)
Class C	—	(261,064)
Redemption fee proceeds:
Investor Class	220	1,547
Net decrease in net assets from shares of beneficial interest	(1,342,986)	(14,281,173)

TOTAL INCREASE (DECREASE) IN NET ASSETS	897,238	(2,776,655)

NET ASSETS
Beginning of Year	36,389,529	39,166,184
End of Year *	$37,286,767	$36,389,529
*Includes accumulated net investment loss of:	$(4,167)	$(4,833)

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	157,857	118,181
Shares Redeemed	(265,350)	(1,532,544)
Net decrease in shares of beneficial interest outstanding	(107,493)	(1,414,363)

SHARE ACTIVITY - CLASS C
Shares Sold	—	—
Shares Redeemed	—	(28,419)
Net decrease in shares of beneficial interest outstanding	—	(28,419	) (a)

(a)	The Biondo Growth Fund Class C Shares stopped operations on February 28, 2013.

See accompanying notes to financial statements.

14

The Biondo Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	The Biondo Focus Fund
	For the	For the
	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
FROM OPERATIONS
Net investment loss	$(628,647)	$(494,942)
Net realized gain (loss) from investments and options written	(210,593)	2,683,677
Net change in unrealized appreciation (depreciation) of investments and options written	4,479,187	4,817,005
Net increase in net assets resulting from operations	3,639,947	7,005,740

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	18,185,467	4,879,191
Payments for shares redeemed	(9,779,171)	(5,447,767)
Redemption fee proceeds	14,754	39
Net increase (decrease) in net assets from shares of beneficial interest	8,421,050	(568,537)
TOTAL INCREASE IN NET ASSETS	12,060,997	6,437,203

NET ASSETS
Beginning of Year	20,551,802	14,114,599
End of Year *	$32,612,799	$20,551,802
*Includes accumulated net investment loss of:	$—	$—

SHARE ACTIVITY - INVESTOR CLASS
Shares Sold	1,165,222	393,841
Shares Redeemed	(625,724)	(502,748)
Net increase (decrease) in shares of beneficial interest outstanding	539,498	(108,907)

See accompanying notes to financial statements.

15

The Biondo Focus Fund
STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$3,639,947
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:

Proceeds from disposition of long-term investment securities	14,766,583
Purchases of long-term investment securities	(22,162,612)
Premiums received for call options written	209,960
Cost of closing call options written	(557,025)
Sale of short-term investments, net	147,503
Changes in operating Assets and Liabilities:
Increase in interest and dividends receivable	(2,000)
Increase in receivables for securities sold	(315,600)
Increase in prepaid expenses	(155)
Increase in accrued expenses and other liabilities	96,589
Net change in unrealized appreciation (depreciation)	(4,479,187)
Net realized loss	212,866
Net cash used in operating activities	(8,443,131)

CASH FLOWS FROM FINANCING ACTIVITIES
Fund shares issued	18,185,467
Fund shares redeemed	(9,779,171)
Redemption fee proceeds	14,754
Increase in payable for Fund shares redeemed	145,743
Increase in receivable for Fund shares sold	(111,974)
Net cash provided by financing activities	8,454,819

Net increase in cash	11,688

CASH:
Beginning balance	11,390
Ending balance	$23,078

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest expense	$63,784

See accompanying notes to financial statements.

16

The Biondo Growth Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended	Year Ended	Period Ended		Year Ended
	December 31,	December 31,	December 31,		January 31,
	2014	2013	2012*		2012	2011	2010

Net asset value, beginning of period	$12.38	$8.94	$8.90		$9.72	$8.50	$6.13
Activity from investment operations:
Net investment loss (1)	(0.11)	(0.08)	(0.07)		(0.11)	(0.09)	(0.05)
Net realized and unrealized gain (loss) on investments and option transactions	0.90	3.52	0.11		(0.71)	1.31	2.42
Total income (loss) from investment operations	0.79	3.44	0.04		(0.82)	1.22	2.37

Paid-in-Capital from redemption fees (1,2)	0.00	0.00	0.00		0.00	0.00	0.00

Net asset value, end of period	$13.17	$12.38	$8.94		$8.90	$9.72	$8.50
Total return (3)	6.38%	38.48%	0.45	% (4)	(8.44)%	14.35%	38.66%
Net assets, end of period (in 000s)	$37,287	$36,390	$38,917		$50,714	$61,768	$58,456

Ratio of gross expenses to average net assets (5)	1.77%	1.74%	1.65	% (6)	1.74%	1.65%	1.63%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50	% (6)	1.50%	1.50%	1.50%
Ratio of net investment loss to average net assets	(0.87)%	(0.73)%	(0.90	)% (6)	(1.14)%	(1.01)%	(0.78)%
Portfolio turnover rate	44%	20%	46	% (4)	25%	59%	44%

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(2)	Amount represents less than $0.01 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. The returns shown exclude the effect of applicable redemption fees. Had the Advisor not waived a portion of its fees, total return would have been lower.

(4)	Not annualized.

(5)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(6)	Annualized.

See accompanying notes to financial statements.

17

The Biondo Focus Fund

FINANCIAL HIGHLIGHTS

The table sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Investor Class
	Year Ended	Year Ended	Period Ended		Year Ended
	December 31,	December 31,	December 31,		January 31,
	2014	2013	2012*		2012	2011 (1)

Net asset value, beginning of period	$13.92	$8.91	$9.38		$10.61	$10.00
Activity from investment operations:
Net investment loss (2)	(0.35)	(0.35)	(0.24)		(0.25)	(0.24)
Net realized and unrealized gain (loss) on investments and option transactions	2.60	5.36	(0.23)		(0.98)	0.85
Total income (loss) from investment operations	2.25	5.01	(0.47)		(1.23)	0.61
Paid-in-Capital from redemption fees (2)	0.01	0.00 (3)	—		0.00 (3)	—

Net asset value, end of period	$16.18	$13.92	$8.91		$9.38	$10.61
Total return (4)	16.24%	56.23%	(5.01	)% (6)	(11.59)%	6.10	% (6)
Net assets, end of period (in 000s)	$32,613	$20,552	$14,115		$18,920	$20,966

Ratio of expenses to average net assets including interest expense	2.65%	3.58%	3.35	% (5)	2.62%	3.05	% (5)
Ratio of expenses to average net assets excluding interest expense	2.34%	2.82%	2.55	% (5)	2.34%	3.05	% (5)
Ratio of net investment loss to average net assets	(2.27)%	(3.11)%	(2.95	)% (5)	(2.48)%	(2.88	)% (5)
Portfolio turnover rate	52%	81%	83	% (6)	75%	55	% (6)

*	The Fund’s fiscal year end changed from January 31 to December 31, effective February 1, 2012.

(1)	The Biondo Focus Fund commenced operations on March 17, 2010.

(2)	Per share amounts calculated using average shares method which appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price. The returns shown exclude the effect of applicable redemption fees.

(5)	Annualized.

(6)	Not annualized.

See accompanying notes to financial statements.

18

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2014

1.	ORGANIZATION

The Biondo Growth Fund and The Biondo Focus Fund (each a “Fund,” and collectively the “Funds”) are each a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Trust is an open-end management investment company. The Funds each currently offer Investor Class shares. The Biondo Funds changed their fiscal year end from January 31 to December 31, effective February 1, 2012.

The Biondo Growth Fund seeks capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund’s investment advisor to have above-average future growth potential relative to their peers. The Biondo Focus Fund seeks long-term capital appreciation, which it pursues by investing primarily in a combination of long and short positions in (1) common stock of U.S. companies of any capitalization; (2) American Depositary Receipts (“ADRs”) representing common stock of foreign companies; (3) investment grade fixed income securities; (4) exchange-traded funds (“ETFs”) that invest primarily in (i) common stocks of U.S. companies, (ii) ADRs or (iii) investment grade fixed income securities; and (5) options on common stock, ADRs and ETFs.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are not readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

19

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may value securities at their fair market value as determined in good faith by the Trust’s fair value team and in accordance with the Trust’s “fair value” procedures. The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. These fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Investments in open-end investment companies are valued at net asset value.

Fair Valuation Process. This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of each Fund’s holdings; (iv) the

20

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2014 for the Funds’ investments measured at fair value:

21

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

The Biondo Growth Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$35,827,258	$20,030	$—	$35,847,288
Short-Term Investments	2,010,137	—	—	2,010,137
Total	$37,837,395	$20,030	$—	$37,857,425

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$76,500	$—	$—	$76,500

The Biondo Focus Fund

Assets*	Level 1	Level 2	Level 3	Total
Common Stock, Warrants & Rights	$31,964,450	$30,045	$—	$31,994,495
Short-Term Investments	307,003	—	—	307,003
Total	$32,271,453	$30,045	$—	$32,301,498

Liabilities*	Level 1	Level 2	Level 3	Total
Call Options Written	$153,000	$—	$—	$153,000

The Funds did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to record transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and paid annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011-2013), or expected to be taken in the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of

22

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

unrecognized tax benefits will change materially in the next twelve months.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Fund’s portfolios. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolios. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended December 31, 2014, (i) The Biondo Growth Fund had a net realized gain from written options of $13,743 on options subject to equity price risk and (ii) The Biondo Focus Fund had a net realized loss of $94,274 on written options subject to equity price risk. The Biondo Growth Fund had net realized gains from purchased options of $37,199 subject to equity price risk. These realized gains/(losses) are included in the line items marked “Net realized gain (loss) on transactions from options written” and “Net Realized gain (loss) on transactions from options purchased” on the Statements of Operations. For the year ended December 31, 2014, The Biondo Growth Fund had net unrealized depreciation of $47,850, on purchased options subject to equity price risk and these unrealized depreciation amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options purchased” on the Statement of Operations. For the year ended December 31, 2014, The Biondo Growth Fund and The Biondo Focus Fund had net unrealized

23

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

appreciation of $331,378 and $379,696, respectively, on written options subject to equity price risk and these unrealized appreciation amounts are included in the line items marked “Net change in unrealized appreciation (depreciation) on options written” on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

The number of call option contracts written and the premiums received by the Funds during the year ended December 31, 2014, were as follows:

	The Biondo Growth Fund		The Biondo Focus Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of year	165	$275,080	255	$441,773
Options written	100	104,923	200	209,960
Options exercised	(15)	(102,733)	(10)	(84,988)
Options closed	(160)	(182,837)	(265)	(377,763)
Options outstanding, end of year	90	$94,433	180	$188,982

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2014.

The Biondo Growth Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$76,500	(1)	$76,500	(2)	$—	$—
Total	$76,500		$76,500		$—	$—

The Biondo Focus Fund

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities

	Gross Amounts of		Financial
	Recognized		Instruments		Cash Collateral	Net Amount of
Description	Liabilities		Pledged		Pledged	Assets
Options Written Contracts	$153,000	(1)	$153,000	(2)	$—	$—
Total	$153,000		$153,000		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.
24

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Sector Risk – The value of securities from a specific sector can be more volatile than the market as a whole and may be subject to economic or regulatory risks different than the economy as a whole.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2014, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to the following:

Fund	Purchases	Sales
The Biondo Growth Fund	$15,724,723	$17,092,738
The Biondo Focus Fund	22,162,612	14,766,583

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

The Biondo Investment Advisors, LLC serves as the Funds’ investment advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of each

25

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Fund’s average daily net assets as follows:

Fund
The Biondo Growth Fund	1.00%
The Biondo Focus Fund	1.50%

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2015, to waive a portion of its advisory fee and has agreed to reimburse a portion of The Biondo Growth Fund’s other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) does not exceed the following:

Fund	Investor Class
The Biondo Growth Fund	1.50%

This amount will herein be referred to as the “expense limitation.” For the year ended December 31, 2014, the Advisor waived fees in the amount of $100,257 for The Biondo Growth Fund.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and The Biondo Growth Fund’s operating expenses are subsequently lower than its expense limitation, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the expense limitation. If operating expenses subsequently exceed the expense limitation, the reimbursements for the Fund shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years or periods prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

As of December 31, 2014, the Advisor has $381,633 of waived expenses that may be recovered by the following dates:

Fund	January 31, 2015	December 31, 2015	December 31, 2016	December 31, 2017
The Biondo Growth Fund	$134,548	$64,151	$82,677	$100,257

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan (or “Plan”) for Investor Class shares. The Plan provides that a monthly service fee is calculated by The Biondo Growth and The Biondo Focus Funds at an annual rate of 0.25% of the average daily net assets attributable to the Investor Class shares for each Fund. Pursuant to the Plan, each of these Funds may compensate the securities dealers or other financial intermediaries, financial

26

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

institutions, investment advisors, and others for activities primarily intended to result in the sale of Fund shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During the year ended December 31, 2014, The Biondo Growth Fund Investor Class was charged $91,604, and The Biondo Focus Fund was charged $68,986, pursuant to the Plan.

Northern Lights Distributors, LLC (the “Distributor”) acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s shares. The Distributor is an affiliate of GFS. For the year ended December 31, 2014, the Distributor received no underwriting commissions.

Pursuant to separate servicing agreements with GFS, each Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”)

NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”)

Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Funds.

5.	BANK LINE OF CREDIT

The Biondo Focus Fund has a secured $5,000,000 bank line of credit through Lakeland Bank (“the Bank”) for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings. The Biondo Focus Fund has until June 1, 2015 to pay back the line of credit. Borrowings under this arrangement bear interest at the greater of, i) at the lender’s prime rate minus 0.50% or ii) 2.75% per annum at the time of borrowing. During the year ended December 31, 2014, the Fund incurred $86,319 of interest expense related to the borrowings. Average borrowings and the average interest rate during the year ended December 31, 2014 were $2,499,999 and 2.75%, respectively. The largest outstanding borrowing during the year ended December 31, 2014 was $2,500,000. As of December 31, 2014, the Fund had $2,499,999 of outstanding borrowings.

As collateral security for the bank line of credit, the Fund grants the Bank a first position security interest in and lien on all securities of any kind or description pledged by the Fund. As of December 31, 2014, the Fund had $11,029,153 in securities pledged as collateral for the line of credit.

27

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

6.	REDEMPTION FEES

Each Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended December 31, 2014, the Funds assessed $220 and $14,754 in redemption fees on The Biondo Growth Fund and The Biondo Focus Fund, respectively.

7.	TAX COMPONENTS OF CAPITAL

As of December 31, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Capital Loss	Other	Unrealized	Total
	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Growth Fund	$(7,032,689)	$(4,167)	$14,473,279	$7,436,423
Focus Fund	(523,295)	—	10,383,787	9,860,492

The difference between book basis and tax basis unrealized appreciation and accumulated net realized loss from security and options transactions is primarily attributable to the tax deferral of losses on wash sales and straddles. The difference between book basis and tax basis accumulated net investment loss for the Growth Fund is primarily attributable to the unamortized portion of organizational expenses for tax purposes of $4,167.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. At December 31, 2014, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
Growth Fund	$5,288,713	$—	$5,288,713	2018
	1,743,976	—	1,743,976	2019
	$7,032,689	$—	$7,032,689

Focus Fund	$523,295	$—	$523,295	Non-expiring
28

The Biondo Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2014

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, resulted in reclassification for the Funds for the year ended December 31, 2014 as follows:

	Paid	Accumulated
	In	Net
Fund	Capital	Investment Loss
Growth Fund	$(317,720)	$317,720
Focus Fund	(628,647)	628,647

8.	CONCENTRATION

As of December 31, 2014, the Biondo Focus Fund had 25.9% of the value of net assets invested in stocks and warrants within the Biotechnology sector.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of The Biondo Growth Fund and The Biondo Focus Fund

We have audited the accompanying statements of assets and liabilities of The Biondo Growth Fund and The Biondo Focus Fund (the “Funds”), each a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolios of investments, as of December 31, 2014, and the related statements of operations and the statement of cash flows for The Biondo Focus Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Biondo Growth Fund and The Biondo Focus Fund as of December 31, 2014, and the results of their operations and the cash flows of The Biondo Focus Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
March 2, 2015
30

The Biondo Funds
EXPENSE EXAMPLES (Unaudited)
December 31, 2014

As a shareholder of The Biondo Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Biondo Growth Fund and The Biondo Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2014 through December 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Biondo Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
Actual	7/1/14	12/31/14	7/1/14 – 12/31/14	7/1/14 – 12/31/14
The Biondo Growth Fund	$ 1,000.00	$ 1,020.10	$ 7.64	1.50%
The Biondo Focus Fund	1,000.00	1,044.50	13.30	2.58%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical (5% return before	Account Value	Account Value	During Period**	During Period
expenses)	7/1/14	12/31/14	7/1/14 – 12/31/14	7/1/14 – 12/31/14
The Biondo Growth Fund	$ 1,000.00	$ 1,017.64	$7.63	1.50%
The Biondo Focus Fund	1,000.00	1,012.20	13.09	2.58%

*	“Actual” expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	“Hypothetical” expense information for each Fund is presented on the basis of the full one-half year period to enable comparison to other funds. Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
31

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

Biondo Focus Fund and Biondo Growth Fund* (Adviser- Biondo Investment Advisers, LLC)

In connection with the regular meeting held on September 30-October 1, 2014 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement by and among Biondo Investment Advisers, LLC (“Biondo” or the “Adviser”) and the Trust, with respect to Biondo Focus Fund (“Biondo Focus”) and Biondo Growth Fund (“Biondo Growth”) (collectively referred to as the “Biondo Funds”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the adviser was founded in 2004 as an independent investment management firm and currently manages approximately $380 million for individuals and institutions. The Trustees reviewed the background information provided on the key investment personnel and considered it a positive that although the firm was formed in 2004, the core of this team has been managing money since 1991, possessing competencies in portfolio management, research, operations, business development, compliance, client service, and marketing. The Trustees acknowledged that the adviser’s process is labor intensive and detailed with the team following over 1000 companies for P/E ratios, future earnings growth, price momentum, and several other economic factors. The Trustees noted that additional qualitative analysis and quantitative measures are used to determine which investments will be added to each Fund’s portfolio. The Trustees considered that the adviser had described a variety of market risks associated with its trading strategies, but the adviser has conviction that its primary risk-mitigation tool is the quality of its in-depth research and analysis conducted on individual securities before making its final investment decisions, along with the implementation of a strong sell discipline. The Trustees noted that the adviser provides compliance monitoring with each Fund’s investment limitations using a checklist of restrictions which is reviewed prior to the execution of each trade. The Trustees reviewed the adviser’s broker-dealer selection process and were satisfied that the adviser’s approach to best execution practices involves using its Investment Committee to review and approve a broker list that takes under consideration commission rates, direct access to the broker’s trading desk, the broker’s financial stability, and reputation. They noted that the adviser did not experience any material compliance or litigation issues since the last contract approval that would impede its ability to operate. The Trustees acknowledged that the adviser has a veteran investment team, and concluded the adviser will continue to provide a level of high quality service to the Funds and their respective shareholders.

Performance.

Biondo Focus – The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, and 3-year periods, noting that the Fund significantly outperformed the Fund’s peer group and Morningstar category, as well as the S&P 500 over the 1-year and 2-year periods. They further noted that the Fund had slightly underperformed those same benchmarks over the 3-year period. They noted that the recent strong performance may be attributed to higher risk, focused allocations, particularly in the healthcare sector, that performed well over the past 2 years after the adviser made various enhancements to its security selection process. The Trustees concluded that the adviser has the ability to continue to provide returns consistent with the Fund’s stated objective.

Biondo Growth – The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, and 3-year periods, noting that the Fund outperformed the Fund’s peer group and Morningstar category, as well as the S&P 500 over the 1-year period. They further noted that the Fund had performed in line with those same benchmarks over the 2-year period, while trailing each metric over the 3-year period. They noted that the recent strong performance may be attributed to higher risk, focused allocations that performed well over the past 2 years after the adviser made various enhancements to its

32

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

security selection process. The Trustees concluded that the adviser has the ability to continue to provide returns consistent with the Fund’s stated objective.

Fees and Expenses.

Biondo Focus – The Trustees noted the Fund’s advisory fee is significantly higher than both the peer group and Morningstar category averages (more than double that of the Morningstar category average.) They further noted that the fee is higher than each fund in the peer group. They considered that the extensive amount of labor necessary to initiate a position and then continually monitor the positions held by Biondo Focus, is a valid factor for the justification of the higher fees. Additionally, they noted that the adviser’s representation that the relatively small size of the Fund impacts certain expenses related to the advisory fee and, as the Fund grows, the adviser anticipates that the Fund’s overall expense ratio will be more in-line with its peers. The Trustees compared the fee to the advisory fees charged by the adviser to its SMA clients and noted that the Fund’s advisory fee is lower than the average fee charged for SMA clients. After discussion, the Trustees concluded the fee was not unreasonable.

Biondo Growth – The Trustees noted that the Fund’s advisory fee is significantly higher than both the peer group and Morningstar category averages, but within the range of each. The Trustees noted that the Fund’s expense ratio is higher than the Morningstar category average, but slightly lower than the peer group average. The Trustees compared the fee to the advisory fees charged by the adviser to its SMA clients and noted that the Fund’s advisory fee is lower than the average fee charged for SMA clients. After discussion, the Trustees concluded the fee was not unreasonable.

Economies of Scale. The Trustees noted that the adviser indicated that it is amenable to the discussion of breakpoints in the future, but noted that neither Fund’s current asset levels are high enough to justify breakpoints at this time. After discussion, it was the consensus of the Board that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but economies of scale would be revisited as the size of each Fund increases.

Profitability. The Trustees noted that, with respect to each Fund, the profit margin as a percent of revenue is fairly high, but the profit in real dollars, in consideration of the time, intellectual capital and proprietary nature of the Funds’ strategies, was not. The Trustees reasoned that the percentage of profit is not the only relevant consideration and agreed that the overall dollars received as compensation is not excessive. They further noted that there are no payments made by the Funds to the adviser other than the advisory fees. The Trustees concluded that the profits for each Fund were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreements, and as assisted by the advice of Counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreements is in the best interests the shareholders of the Biondo Funds.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
33

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	100	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985-2011).	100	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	100	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z- Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000-2010).	100	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)

12/31/14 – NLFT_v2

34

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006-2012); Formerly President and Manager, GemCom LLC (2004-2011).	100	Northern Lights Variable Trust (since 2013)

12/31/14 – NLFT_v2

35

The Biondo Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2014

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006-2012); and Vice-President, GemCom, LLC (2004-2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011-2012); Director of Legal Administration, Gemini Fund Services, LLC (2009-2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008-2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-672-9152.

12/31/14 – NLFT_v2

36

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
37

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
38

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-672-9152 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-672-9152.

INVESTMENT ADVISOR
Biondo Investment Advisors, LLC
540 Routes 6 & 209, PO Box 909
Milford, Pennsylvania 18337

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl, Mark Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Dec 2014 - $ 29,000

Dec 2013 - $28,500

Dec 2012 - $28,000

Jan 2012 - $ 28,000

2011 - $ 28,000

(b)	Audit-Related Fees

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(c)	Tax Fees

2014 - $ 4,000

2013 – $ 4,000

2012 – $ 4,000

2011 – $ 4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

Dec 2014 - None

Dec 2013 – None

Dec 2012 - None

Jan 2012 - None

2011 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

                                  Dec 2014 Dec 2013 Dec 2012   Jan2012    2011

Audit-Related Fees: 0.00%        0.00%        0.00%     0.00%    0.00%

Tax Fees:                    0.00%        0.00%        0.00%     0.00%    0.00%

All Other Fees:          0.00%        0.00%        0.00%     0.00%    0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
Dec 2014 - $4,000

Dec 2013 - $4,000

Dec 2012 - $4,000

Jan 2012 - $ 4,000

`	2011 - $ 4,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President

Date 3/4/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer

Date 3/4/15